February 9, 2005

Forward-Looking Statements

Certain of the matters discussed today may constitute forward-looking statements for the purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of FIRST Capital Bancorp, Inc. (the
"Company") to be materially different from future results, performance or achievements expressed or implied by such forward-
looking statements. The words "expect," "anticipated," "intend," "plan," "believe," "seek," "estimate," and similar expressions are intended to identify such forward-looking statements. The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation (a) the effects of future economic conditions on the Company and its customers; (b) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; (c) governmental monetary and fiscal policies, as well as legislative and regulatory changes; (d) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial
Accounting Standards Board and other accounting standard setters; (e) the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks; (f) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet; (g) technological changes; (h) acquisition and integration of acquired businesses; (i) the failure of assumptions underlying the establishment of reserves for loan loses and estimations of values of collateral in various financial assets and liabilities; (j) acts of war or terrorism. All written or oral forward-looking statements attributable to the Company are expressly qualified in their entirety by these cautionary statements.

Merger of Equals

CNB Holdings, Inc. (OTC BB)

&

First Capital Bancorp, Inc. (Private)

completed May 28, 2004

Balance Sheet Items

$156

$118

$38

Securities

$33

$22

$11

Total Shareholders’ Equity

$458

$341

$117

Total Deposits

$638

$487

$151

Total Assets

$450

$346

$104

Total Loans, net

Combined*

First Capital Bancorp,
Inc. (“Old FCB”)

CNB Holdings, Inc.

In Millions

March 31, 2004

4

* The combined balance sheet items are pre merger.  The combined items are calculated by adding  the selected
CNB Holdings, Inc. and First Capital Bancorp, Inc. balances.  The purpose of the combined numbers is to illustrate the relative size of each organization prior to the May 28, 2004 merger.

Merger Overview

$16 million purchase price*

CDI: $1.27 million amortized over 4.3 years
(straight-line method)

Goodwill: $7.14 million

Fully subscribed rights offering totaling 1.25
million shares at $12 per share

* for accounting purposes, the acquisition was treated as a recapitalization of the Old FCB with Old FCB as the acquirer (reverse acquisition).

Our New Company at a Glance

5th largest independent community bank in
Atlanta

2 full-service branches and 2 loan production
offices

$658* million in total assets

$479* million in total loans, net

* at 12/31/04

Cherokee
Forsyth
Cumming
FIRST Capital Bank
575
985
Alpharetta
19
Roswell
FIRST Capital Bank
Duluth
23
75
Norcross
Gwinnett
Marietta
Cobb
Dunwoody
Lawrenceville
FIRST Capital Bank
FIRST Capital Bank
Sandy Springs
Smyrma
78
Vinings
285
Druid Hills
Stone Mountain
Atlanta
Decatur
Dekalb
285
Fulton
Rockdale

OTC BB: FCBX

FIRST Capital Bancorp, Inc.

Locations

✓

✓

✓

✓

✓

OTC BB: FCBX

FIRST Capital Bancorp, Inc.

Since the Merger

8  senior-level commercial bankers hired

2  loan production offices opened in North Atlanta (Gwinnett
& Forsyth counties)

3 treasury management sales professionals hired

Merged the two bank subsidiaries – creating the new First
Capital Bank

1 full-service location closed (Brookside branch)

Fourth Quarter Accomplishments

Fully Diluted Earnings Per Share of $.21

26 basis point* increase in consolidated net
interest margin to 3.74%

15%* increase in non interest-bearing deposits

15%* increase in Treasury Management deposits

* Linked quarter Q304 to Q404

Our Goals

Double-digit growth in non interest-bearing deposits

Double-digit growth in low cost interest-bearing
deposits

Mid-teens growth in fully diluted earnings per share at
FYE

The goals set forth here and on any of the following pages are our current objectives only.  No representation is made that we will achieve our "goals" and, as time passes,  facts and circumstances may change our objectives.

Net Income
Quarterly
Millions
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Jun-04
Sep-04
Dec-04

Fully Diluted EPS
Quarterly
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$.10
$.21
$.21
Jun-04
Sep-04
Dec-04

OTC BB: FCBX
FIRST Capital Bancorp, Inc.

Earnings Since the Merger

Net Interest Margin (Core)
Quarterly
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04
<--- Bank-level Merger Nov 2004
Chattahoochee Natl Bank
First Capital Bank
Federal Funds Rate

Chattaahoochee Natl Bank Q204 and Q304 NIM adjusted for intangible amortization

OTC BB: FCBX

FIRST Capital Bancorp, Inc.

Experienced Real Estate Lenders
Loan Portfolio, gross - $485 million at 12/31/04
10%
7%
16%
17%
4%
16%
30%
Acquisition & Development
Coml Real Estate - Investor
Coml Real Estate - Owner Occupied
Commercial & Industrial
Multifamily Real Estate
Residential Construction
Other

OTC BB: FCBX

FIRST Capital Bancorp, Inc.

Loan Portfolio

Total Loans, net
$500
$375
$250
$125
$0
Millions
$165*
$223*
$267*
$358*
$395*
$479
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
* Pro forma

OTC BB: FCBX

FIRST Capital Bancorp, Inc.

Total Loans

## December 31, 2002

***Transaction Accts**: 31%***

35%*
34%*
8%*
23%*
DDA
NOW & MMDA
Time deposits of $100,000 or more
Other time deposits
Total Deposits: $344 million

* Pro forma

** Transaction Accts: DDA + NOW & MMDA

## December 31, 2004

***Transaction Accts*: 46%***

29%
25%
17%
29%
DDA
NOW & MMDA
Time deposits of $100,000 or more
Other time deposits
Total Deposits: $459 million

* Transaction Accts: DDA + NOW & MMDA

OTC BB: FCBX

FIRST Capital Bancorp, Inc.

Focusing on Deposit Mix

2%

Time Deposits

30%

NOW & MMDA

72%

DDA

2 year CAGR

Transaction Accounts**
Non Interest-bearing Deposits
Millions
$120
$100
$80
$60
$40
$20
$0
$16*
$17*
$19*
$26*
$41*
$77
$105
GOAL
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Jun-05

* Pro forma

** Trans Acct: DDA + NOW + MMDA

OTC BB: FCBX

FIRST Capital Bancorp, Inc.

Transaction Accounts**
Low Cost Interest-bearing Deposits
$160
$140
$120
$100
$80
$60
$40
$20
$0
Millions
$44*
$55*
$74*
$79*
$85*
$133
$138
$8 million in IOLTA deposits at FYE --->
above the 2004 monthly average,
which paid off in Jan 2005
G
O
A
L
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Jun-05

* Pro forma

** Transaction Acct: DDA + NOW + MMDA

OTC BB: FCBX

FIRST Capital Bancorp, Inc.

Total Transaction Accounts**
Non Interest-bearing and Low Cost Interest-bearing Deposits
$300
$250
$200
$150
$100
$50
$0
Millions
$60*
$72*
$93*
$105*
$126*
$210
$243
GOAL
$8 million in IOLTA deposits at FYE ---> above the 2004 monthly average, which paid off in Jan 2005
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Jun-05

* Pro forma

** Transaction Acct: DDA + NOW + MMDA

OTC BB: FCBX

FIRST Capital Bancorp, Inc.

Protecting Asset Quality

Asset Quality
First Capital Bank vs. All FDIC Coml Banks
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
-0.20%
.61%
.67%
.95%
1.12%
.89%
.61%**
.06%*
-.03%*
.07%*
.12%*
.07%*
0%
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
First Capital Bank
FDIC Banks

* Pro forma

** Sept 2004

Source: www.fdic.gov

Net charge-offs (recoveries)/Average loans

Nonperforming loans/Total loans

OTC BB: FCBX

FIRST Capital Bancorp, Inc.

Asset Quality
First Capital Bank vs. All FDIC Coml Banks
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
.95%
1.13%
1.41%
1.46%
1.19%
.91%**
.20%*
.29%*
.41%*
.35%*
.26%*
.34%
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
First Capital Bank
FDIC Banks

* Pro forma
** Sept 2004
Source: www.fdic.gov

Net charge-offs (recoveries)/Average loans
Nonperforming loans/Total loans

OTC BB: FCBX

FIRST Capital Bancorp, Inc.

GOOD SHEPHERDS BANK

Donation Management Solutions

smartstreet[SM]

CONNECT WITH BETTER BANKING

ProClaim™

Chapter 7 Software Solutions

OTC BB: FCBX

FIRST Capital Bancorp, Inc.

Treasury Management

Treasury Management
Non Interest-bearing Deposits
Millions
$80
$70
$60
$50
$40
$30
$20
$10
$0
$3
$4
$4
$7
$16
$35
$47
$75
GOAL
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05

OTC BB: FCBX

FIRST Capital Bancorp, Inc.

Treasury Management
Low Cost Interest-bearing Deposits
Millions
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$19
$24
$27
$31
$42
$64
$73
$95
GOAL
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05

OTC BB: FCBX

FIRST Capital Bancorp, Inc.

Treasury Management
Total Non Interest-bearing & Low Cost Interest-bearing Deposits
Millions
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$22
$28
$31
$38
$58
$99
$120
$170
GOAL
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05

OTC BB: FCBX

Avenues to Gain Market Share / Deposit Growth

New Relationships

Sales force develops new relationships with additional Management
Companies (each with multiple associations)

Existing Relationships

Current Management Companies move additional condo / home owner associations under management to smart street platform

Management Companies add additional associations under management

Reserves increase (including long term sinking funds / maintenance accounts)

WA (2)
MN (2)
NY (3)
MA (1)
CT (2)
NJ (1)
MD (6)
DC (1)
NV (2)
UT (3)
CO (4)
CA (1)
OH (1)
PA (3)
VA (13)
MO (1)
KY (1)
TN (2)
AZ (5)
NM (1)
SC (11)
GA (31)
TX (4)
AK (1)
FL (8)

- There are 110 Management Companies across the country utilizing smart*street* (each with multiple condo / home owner associations)

smart*street*
CONNECT WITH BETTER BANKING

OTC BB: FCBX

FIRST Capital Bancorp, Inc.

Map of Current smartstreet Customer Base

Southwest Region
One Sales Person
CA
CO
AZ
NM
AR
LA
MS
AL
GA
TN
KY
NC
SC
VA
MD
DC
FL
Mid Atlantic / DC
Two Sales Persons
Southeast Region
One Sales Person
Florida
One Sales Person

OTC BB: FCBX

FIRST Capital Bancorp, Inc.

Current smartstreet Sales Force Breakdown

smartstreet employs six full time sales people designated to each territory below
- One full time employee focusing on “global sales”
- We plan to add three additional sales people to cover the Northeast, Northern California and Texas

Addendum

Fully Diluted Earnings Per Share
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$.75*
$1.20*
$1.03*
$.83*
$.65*
$.81
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04

* "Old FCB" adjusted by merger exchange ratio

OTC BB: FCBX

Sector Distribution
12/31/04
49%
8%
16%
27%
Agencies
CMO
MBS
Other

OTC BB: FCBX
FIRST Capital Bancorp, Inc.

Bond Portfolio

Fixed/Floating Mix
12/31/04
20%
80%
Fixed
Floating

OTC BB: FCBX

Bond Portfolio

6
5
4
3
2
1
-
YEARS
-300 bp
-200 bp
-100 bp
0
+100 bp
+200 bp
+300 bp

OTC BB: FCBX

FIRST Capital Bancorp, Inc.

Rates :

-300 bp

-200 bp

-100 bp

0

+100 bp

+200 bp

+300 bp

WAL-AFS:

1.93

2.17

2.81

4.32

4.85

5.32

5.65

WAL-HTM:

0.87

1.04

1.83

3.28

4.18

4.50

4.67

TOTAL WAL:

1.87

2.11

2.76

4.27

4.82

5.28

5.60

Bond Portfolio
Weighted Average Life

5
4
3
2
1
-
YEARS
-300 bp
-200 bp
-100 bp
0
+100 bp
+200 bp
+300 bp

OTC BB: FCBX

FIRST Capital Bancorp, Inc.

Bond Portfolio
Modified Duration

Rates :

-300 bp

-200 bp

-100 bp

0

+100 bp

+200 bp

+300 bp

Duration-AFS :

1.62

1.77

2.27

3.50

3.84

4.08

4.23

Duration-HTM :

0.87

1.02

1.72

2.86

3.52

3.75

3.87

Total Duration:

1.58

1.74

2.24

3.47

3.83

4.06

4.21

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OTC BB: FCBX

FIRST Capital Bancorp, Inc.

Average Balance Sheet Items

$65.21

$74.32

Non interest-bearing demand
deposits

$519.78

$523.32

Total interest bearing liabilities

$114.01

$117.40

Transaction & money market
deposits

$261.74

$258.65

Time deposits

$137.64

$140.87

Other borrowings

Q3 2004

Q4 2004

In millions

$458.19

$476.66

Loans, net

$54.69

$56.57

Shareholders’ equity

$6.39

$6.39

Subordinated debt

$619.17

$632.52

Total earning assets

Management Team

Years
Experience

Title

Name

19 yrs

Executive Vice President,
Commercial Lending

Steven G. Deaton

34 yrs

Executive Vice President,
Senior Credit Officer

James D. (Don) Tate

30 yrs

Executive Vice President,
Real Estate Lending

Henry G. Vick

18 yrs

Executive Vice President,
Treasurer

Gary A. Thornton

30 yrs

Vice Chairman, COO/CFO

William R. (Bill) Blanton

20 yrs

President and CEO

H. N. (Nat) Padget

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OTC BB: FCBX

Shareholder Information

$9.68

Tangible Book Value Per Share*

$11.34

Book Value Per Share

$13.75 - $22.50

Trading Range (52 week) Source: Bloomberg

$21.50

Share price – 2/02/2005 Source: Bloomberg

1.90x

Price to Book

26.5x

Price to Earnings (ttm)

1,341

Average Volume (100 Days) Source: Bloomberg

$108 million

Market Capitalization – 2/02/05 Source: Bloomberg

* non-GAAP – Please see “Tangible Book Value Reconciliation Table” in Addendum section.

Tangible Book Value
Reconciliation Table

Shares outstanding

5,027,112

Stockholders' equity

$

57,006,432

Effect of intangible assets

$

(8,345,569)

Tangible book value

$

48,660,863

Book value per share

$

11.34

Effect of intangible assets per share

$

(1.66)

Tangible book value per share

$

9.68

38

This presentation includes unaudited financial tables and contains financial information determined by methods other than in accordance with
Generally Accepted Accounting Principles ("GAAP"). These "non-GAAP" financial measures are “tangible book value" and “tangible book value per share.”  The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. Tangible book value is defined as total equity reduced by recorded intangible assets. Tangible book value per share is defined as tangible book value divided by total common shares outstanding. These measures are important to many investors in the marketplace that are interested in period to period changes in book value per share exclusive of changes in intangible assets.  These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures, which may be presented by other companies. Refer to the "Tangible Book Value Reconciliation Table" for a more detailed analysis of these non-GAAP performance measures and the most directly comparable GAAP measures.

December 31, 2004